March 27, 2026
Summary Prospectus

Vanguard U.S. Multifactor ETF
Exchange-traded fund shares that are not individually redeemable and are listed on Cboe BZX Exchange, Inc.
Vanguard U.S. Multifactor ETF Shares (VFMF)
The Fund’s statutory Prospectus and Statement of Additional Information dated March 27, 2026, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/ETFs. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard U.S. Multifactor ETF (the “Fund”) seeks to provide long-term capital appreciation by investing in stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals as determined by the advisor.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.18%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230
This example does not include the brokerage commissions that you may pay to buy and sell shares of the Fund.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an active management approach, investing primarily in U.S. common stocks with the potential to generate higher returns relative to the broad U.S. equity market by selecting stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals as determined by the advisor. The Fund’s portfolio includes a diverse mix of companies representing many different market sectors and industry groups. The advisor uses a quantitative model to evaluate all of the securities in an investment universe comprised of U.S. large-, mid-, and small-capitalization stocks and to construct a U.S. equity portfolio that seeks to achieve exposure to multiple factors subject to a rules-based screen designed to promote diversification and to mitigate exposure to certain less liquid and more volatile stocks. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by U.S. companies.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Factor Investing. The Fund’s strategy of investing in securities with factor characteristics may cause it to underperform other stock funds that use a different investment style. The returns of the securities held in the Fund’s portfolio may be materially lower than those of the broader equity market over extended periods. Although the Fund seeks to invest in stocks with strong recent performance, strong fundamentals, and low prices relative to fundamentals, stocks that previously exhibited such characteristics may not continue to exhibit such characteristics, which could impact the Fund’s performance. In addition, there may be periods when a particular style of factor investing is out of favor, and during such periods, the performance of the Fund may suffer.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
• Management of Certain Similar Funds. The name, investment objective, principal investment strategies, and risks of the Fund are similar to another separate fund managed by the Fund’s portfolio managers. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, that other fund.
• ETF Share Trading. The Fund’s ETF shares are listed for trading on Cboe BZX Exchange, Inc. and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF shares (including through a trading halt), as well as other factors, may result in ETF shares trading significantly above (at a premium) or below (at a discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy

ETF shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard U.S. Multifactor ETF Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	20.04%	June 30, 2020
Lowest	-29.97%	March 31, 2020

Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard U.S. Multifactor ETF				02/13/2018
Based on NAV
Return Before Taxes	17.36%	14.53%	11.17%
Return After Taxes on Distributions	16.90	14.04	10.71
Return After Taxes on Distributions and Sale of Fund Shares	10.56	11.59	8.99
Based on Market Price
Return Before Taxes	17.38	14.56	11.20
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	13.95%
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Portfolio Management (VPM). VPM exercises portfolio management responsibilities for the Fund.
Portfolio Manager
Scott Rodemer, CFA, Portfolio Manager at VPM. He has managed the Fund since 2023.
Purchase and Sale of Fund Shares
ETF shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF shares cannot be directly purchased from or redeemed with the

Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF shares only in large blocks known as creation units, typically in exchange for baskets of securities.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
Vanguard U.S. Multifactor ETF Shares—Fund Number 4421
To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 4421 032026